                                                                ALAN K. CAMPBELL



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

        (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

        (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                                  /s/  Alan K. Campbell
                                                           ---------------------
                                                                Alan K. Campbell

                                                               DAVRE J. DAVIDSON



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                                 /s/ Davre J. Davidson
                                                          ---------------------
                                                              Davre J. Davidson

                                                               EDWARD G. JORDAN



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                                  /s/ Edward G. Jordan
                                                           --------------------
                                                               Edward G. Jordan

                                                               JAMES E. PRESTON



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                                 /s/  James E. Preston
                                                          ---------------------
                                                               James E. Preston

                                                                JOSEPH NEUBAUER



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                                   /s/ Joseph Neubauer
                                                            -------------------
                                                                Joseph Neubauer

                                                           LEE F. DRISCOLL, JR.



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                              /s/ Lee F. Driscoll, Jr.
                                                       -----------------------
                                                           Lee F. Driscoll, Jr.

                                                          MITCHELL S. FROMSTEIN



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                            /s/  Mitchell S. Fromstein
                                                     --------------------------
                                                          Mitchell S. Fromstein

                                                             PHILIP L. DEFLIESE


                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                                /s/ Philip L. Defliese
                                                         ----------------------
                                                             Philip L. Defliese

                                                           REYNOLD C. MACDONALD



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                             /s/  Reynold C. MacDonald
                                                      -------------------------
                                                           Reynold C. MacDonald

                                                            ROBERT J. CALLANDER



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                               /s/ Robert J. Callander
                                                        -----------------------
                                                            Robert J. Callander

                                                            RONALD R. DAVENPORT



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                               /s/ Ronald R. Davenport
                                                        -----------------------
                                                            Ronald R. Davenport

                                                                 THOMAS H. KEAN



                               POWER OF ATTORNEY


The undersigned director of ARAMARK Corporation, a Delaware corporation (the "Company"), hereby appoints Joseph Neubauer, James E. Ksansnak, Martin W. Spector and Donald S. Morton, as his Attorney-in-Fact and hereby grants to each of them acting alone without the others, for him and in his name as such director, full power to:

         (a) sign the Annual Report on Form 10-K for the fiscal year ended September 30, 1994, and amendments thereto which the Company may file with the Securities and Exchange Commission pursuant to the requirements of Section 13 and/or Section 15(d) of the Securities Exchange Act of 1934; and

         (b) perform every other action which any such Attorney-in-fact may deem necessary or proper in connection with any of such reports or amendments

(all as approved by the Company's principal executive, financial and accounting officers whose signatures to such report or amendment thereto shall be conclusive evidence of such approval).




Dated:   November 7, 1994                                    /s/ Thomas H. Kean
                                                             ------------------
                                                                 Thomas H. Kean